UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2019

Central Index Key Number of the issuing entity: 0001773339

Morgan Stanley Capital I Trust 2019-H6

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-04	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 19, 2019, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2019-H6, Commercial Mortgage Pass-Through Certificates, Series 2019-H6 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about June 1, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 46 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated June 5, 2019, between the Registrant and MSMCH; certain of the Mortgage Loans were acquired by the Registrant from Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated June 5, 2019, between the Registrant and AREF; certain of the Mortgage Loans were acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated June 5, 2019, between the Registrant and CCRE; and certain of the Mortgage Loans were acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated June 5, 2019, between the Registrant and SMC.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
9201 Sunset Boulevard	Exhibit 4.2	Exhibit 99.5
SoCal Retail Portfolio	(1)	Exhibit 99.6
ILPT Hawaii Portfolio	Exhibit 4.3	Exhibit 99.7
Tower 28	Exhibit 4.4	Exhibit 99.8
FedEx Niles	N/A	Exhibit 99.9
The Block Northway	Exhibit 4.5	Exhibit 99.10
65 Broadway	Exhibit 4.6	Exhibit 99.11
AC by Marriott San Jose	Exhibit 4.6	Exhibit 99.12
Westin Atlanta Airport	Exhibit 4.2	Exhibit 99.13
Shelbourne Global Portfolio II	Exhibit 4.7	Exhibit 99.14
3 Columbus Circle	Exhibit 4.8	Exhibit 99.15
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant
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to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association, as master servicer under the BBCMS 2018-C2 securitization trust, pursuant to which the Shelbourne Global Portfolio II mortgage loan (representing approximately 1.8% of the initial pool balance) is serviced, has appointed Berkeley Point Capital LLC, a Delaware limited liability company d/b/a Newmark Knight Frank (“NKF”) as a primary servicer with respect to such mortgage loan. NKF is acting as primary servicer pursuant to that certain primary servicing agreement, dated as of December 1, 2018 and attached hereto as Exhibit 99.16, between Wells Fargo Bank, National Association and NKF, the terms of which agreement are described under “Transaction Parties—Other Servicers—The Primary Servicer—Summary of the NKF Subservicing Agreement” in the Prospectus.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co. and Bancroft Capital, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 5, 2019, between the Registrant, the Underwriters, as underwriters, and MSMCH, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Cantor Fitzgerald & Co. (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 5, 2019 between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 7, 2019 and filed with the Securities and Exchange Commission on June 19, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $601,837,000, on June 19, 2019. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,533,671, were approximately $597,303,329. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $125,000 were paid to or for the Underwriters and $4,258,671 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $84,995,759 in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

Credit Risk Retention

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

The RR Certificates were sold to KKR Real Estate Credit Opportunity Partners (AIV) Aggregator I L.P. for $36,246,073 (representing approximately 5.02% of the fair value of all classes of certificates (other than the Class R certificates), based on actual sale prices and finalized tranche sizes) pursuant to the Third Party Purchaser Agreement. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated May 29, 2019 and as filed with the Securities and Exchange Commission on May 29, 2019 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of June 5, 2019, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co. and Bancroft Capital, LLC.
4.1	Pooling and Servicing Agreement, dated as of June 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of May 1, 2019, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB Special Servicer, Situs Holdings, LLC, as Newport Corporate Center special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.3	Trust and Servicing Agreement, dated as of March 7, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.
4.4	Pooling and Servicing Agreement, dated as of April 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of June 1, 2019, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
4.6	Pooling and Servicing Agreement, dated as of April 1, 2019, between CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, Trimont Real Estate Advisors, LLC and KeyBank National Association, each as a special servicer as described therein, Citibank, N.A., as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.7	Pooling and Servicing Agreement, dated as of December 1, 2018, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.8	Pooling and Servicing Agreement, dated as of April 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate
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administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated June 19, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated June 19, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 19, 2019.
99.1	Mortgage Loan Purchase Agreement, dated June 5, 2019, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated June 5, 2019, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.3	Mortgage Loan Purchase Agreement, dated June 5, 2019, between Morgan Stanley Capital I Inc. and Cantor Commercial Real Estate Lending, L.P.
99.4	Mortgage Loan Purchase Agreement, dated June 5, 2019, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.5	Agreement between Note Holders, dated as of May 31, 2019, by and among Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the 9201 Sunset Boulevard Whole Loan.
99.6	Agreement between Note Holders, dated as of June 19, 2019, by and among Argentic Real Estate Finance LLC, as initial A-1 holder, Argentic Real Estate Finance LLC, as initial A-2 holder, Argentic Real Estate Finance LLC, as initial A-3 holder, Argentic Real Estate Finance LLC, as initial A-4 holder, Argentic Real Estate Finance LLC, as initial A-5 holder, Argentic Real Estate Finance LLC, as initial A-6 holder, Argentic Real Estate Finance LLC, as initial A-7 holder and Argentic Real Estate Finance LLC, as initial A-8 holder, relating to the SoCal Retail Portfolio Whole Loan.
99.7	Agreement between Note Holders, dated as of March 7, 2019, by and among Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-5-1 holder, initial note A-5-2 holder, initial note A-5-3 holder and initial note A-5-4 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, initial note A-6-1 holder and initial note A-6-2 holder, UBS AG, New York Branch, as initial note A-3 holder, initial note A-7-1 holder, initial note A-7-2 holder, initial note A-9 holder, initial note A-10 holder and initial note A-11 holder, JPMorgan Chase Bank, National Association, as initial note A-4 holder, initial note A-8-1 holder and initial note A-8-2 holder, relating to the ILPT Hawaii Portfolio Whole Loan.
99.8	Intercreditor Agreement, dated as of March 25, 2019, by and between Morgan Stanley Bank, N.A., as initial A-1 holder, Morgan Stanley Bank, N.A., as initial A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial note B holder, relating to the Tower 28 Whole Loan.
99.9	Agreement Between Note Holders, dated as of June 19, 2019, by and between Morgan Stanley Bank, N.A., as initial A-1 holder, Morgan Stanley Bank, N.A., as initial A-2 holder, relating to the FedEx Niles Whole Loan.
99.10	Agreement Between Note Holders, dated as of March 14, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-1 holder, initial note A-3 holder, initial note A-6 holder and initial note A-7-1 holder, Morgan
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Stanley Mortgage Capital Holdings LLC, as initial note A-2 holder, initial note A-4 holder, initial note A-5 holder, initial note A-7-2 holder and initial note A-8 holder, relating to The Block Northway Whole Loan.

99.11	Agreement Between Note Holders, dated as of April 5, 2019, by and between Cantor Commercial Real Estate Lending, L.P., as initial note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as initial subordinate noteholder, relating to the 65 Broadway Whole Loan.
99.12	Co-Lender Agreement, dated as of April 30, 2019, by and between Cantor Commercial Real Estate Lending, L.P., as initial note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as note A-2 holder, relating to the AC by Marriott San Jose Whole Loan.
99.13	Agreement Between Note Holders, dated as of May 31, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1-A holder, and Morgan Stanley Bank, N.A., as initial note A-1-B holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, relating to the Westin Atlanta Whole Loan.
99.14	Co-Lender Agreement, dated as of December 20, 2019, by and between Cantor Commercial Real Estate Lending, L.P., as initial note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-5 holder, and Cantor Commercial Real Estate Lending, L.P., as initial note A-6 holder, relating to the Shelbourne Global Portfolio II Whole Loan.
99.15	Agreement Between Note Holders, dated as of March 13, 2019, by and between JPMorgan Chase Bank, National Association, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder, initial note A-1-4 holder, initial note A-1-5 holder, initial note A-1-6 holder, initial note A-1-7 holder and initial note A-1-8 holder, Deutsche Bank AG, acting through its New York branch, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder, note A-2-4 holder and note A-2-5 holder, JPMorgan Chase Bank, National Association, as initial note B-1 holder, and Deutsche Bank AG, acting through its New York branch, as note B-2 holder, relating to the 3 Columbus Circle Whole Loan.
99.16	Sub-Servicing Agreement, dated as of December 1, 2018, between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, d/b/a Newmark Knight Frank, as sub-servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President

Dated: June 19, 2019

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